                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 4, 2001
--------------------------------------------------------------------------------

                           5B Technologies Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                                                   0-27190
          --------                                                   -------
(State or Other Jurisdiction                                       (Commission
      of Incorporation)                                            File Number)


                   100 Sunnyside Boulevard, Woodbury, NY 11797
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                  Registrant's telephone number, (516) 677-6100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.  OTHER EVENTS.
--------------------------------------------------------------------------------

         On November 19, 2001, 5B Technologies Corporation (the "Registrant") filed its Form 10-Q for the period ended September 30, 2001. Such filing contained the information set forth below in Section 12 of the Notes to Unaudited Consolidated Financial Statements:

         The financial statements and discussions contained in this Form 10-Q do not reflect the following transaction. Effective August 31, 2001, 5B Technologies Corporation, through a subsidiary, acquired certain assets of Anadig Corporation. On that date, Anadig Corporation received a letter of authorization from a customer (which letter was assigned by Anadig to 5B), to place an order for Cisco Systems infrastructure equipment totaling approximately $1,090,779 plus engineering services, for a total transaction value of $1,175,489. 5B's cost of the transaction was $889,973, producing a gross profit of $285,516. Signed purchase orders from such customer were received by 5B on September 21, 2001. Upon receipt of those purchase orders, 5B ordered the Cisco Systems equipment. 5B subsequently received letters from the customer
         (i) requesting that the Cisco equipment be delivered in October and
         (ii) confirming that title to and responsibility for the Cisco equipment transferred to the customer on September 30, 2001. If such transaction had been included in this form 10-Q, the shareholders equity would have been $2,505,044.

         A PRO FORMA balance sheet and income statement to reflect the foregoing transaction are being filed by the Registrant as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
--------------------------------------------------------------------------------

(c)      Exhibits

         99 Unaudited PRO FORMA Condensed Financial Information included herein:

         (i)      PRO FORMA Condensed Balance Sheet as of September 30, 2001;
                  and

         (ii) PRO FORMA Condensed Statement of Operations for the Nine (9) Months Ended September 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   5B TECHNOLOGIES CORPORATION



Date: December 4, 2001             By: /s/ Glenn Nortman
     ----------------------------      ----------------------------------------
                                        Glenn Nortman, Chief Executive Officer


                                       3